Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
Exhibit 10.29

AMENDMENT TO
CONFIRMATION

          THIS AMENDMENT (this “Amendment”) is made as of this 13th day of April, 2006, between __________________. (“Dealer”) and Medtronic, Inc. (“Issuer”).

          WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of April 12, 2006 (Transaction Reference Number: _______________) (the “Confirmation”);

          WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

          Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

          Section 2. Amendment to the Confirmation.

(a)	The “Premium” under the Confirmation shall be USD [___________]. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.

(a)	The “Capped Number” under the Confirmation shall be [___________].

(b)	Annex A to the Confirmation shall be replaced in its entirety with Annex A to this Amendment.

          Section 3. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

          Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

          Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 6. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

DEALER:

By:

Name:
Title:

ISSUER:

MEDTRONIC, INC.

By:

Name:
Title:

2

Annex A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date

1.	[____________]	[____________]
2.	[____________]	[____________]
3.	[____________]	[____________]
4.	[____________]	[____________]
5.	[____________]	[____________]
6.	[____________]	[____________]
7.	[____________]	[____________]
8.	[____________]	[____________]
9.	[____________]	[____________]
10.	[____________]	[____________]
11.	[____________]	[____________]
12.	[____________]	[____________]
13.	[____________]	[____________]
14.	[____________]	[____________]
15.	[____________]	[____________]
16.	[____________]	[____________]
17.	[____________]	[____________]
18.	[____________]	[____________]
19.	[____________]	[____________]
20.	[____________]	[____________]
21.	[____________]	[____________]
22.	[____________]	[____________]
23.	[____________]	[____________]
24.	[____________]	[____________]
25.	[____________]	[____________]
26.	[____________]	[____________]
27.	[____________]	[____________]
28.	[____________]	[____________]
29.	[____________]	[____________]
30.	[____________]	[____________]
31.	[____________]	[____________]
32.	[____________]	[____________]
33.	[____________]	[____________]
34.	[____________]	[____________]
35.	[____________]	[____________]
36.	[____________]	[____________]
37.	[____________]	[____________]
38.	[____________]	[____________]
39.	[____________]	[____________]

A-1

40.	[____________]	[____________]
41.	[____________]	[____________]
42.	[____________]	[____________]
43.	[____________]	[____________]
44.	[____________]	[____________]
45.	[____________]	[____________]
46.	[____________]	[____________]
47.	[____________]	[____________]
48.	[____________]	[____________]
49.	[____________]	[____________]
50.	[____________]	[____________]
51.	[____________]	[____________]
52.	[____________]	[____________]
53.	[____________]	[____________]
54.	[____________]	[____________]
55.	[____________]	[____________]
56.	[____________]	[____________]
57.	[____________]	[____________]
58.	[____________]	[____________]
59.	[____________]	[____________]
60.	[____________]	[____________]
61.	[____________]	[____________]
62.	[____________]	[____________]
63.	[____________]	[____________]
64.	[____________]	[____________]
65.	[____________]	[____________]
66.	[____________]	[____________]
67.	[____________]	[____________]
68.	[____________]	[____________]
69.	[____________]	[____________]
70.	[____________]	[____________]
71.	[____________]	[____________]
72.	[____________]	[____________]
73.	[____________]	[____________]
74.	[____________]	[____________]
75.	[____________]	[____________]
76.	[____________]	[____________]
77.	[____________]	[____________]
78.	[____________]	[____________]
79.	[____________]	[____________]
80.	[____________]	[____________]
81.	[____________]	[____________]
82.	[____________]	[____________]
83.	[____________]	[____________]

A-1

84.	[____________]	[____________]
85.	[____________]	[____________]
86.	[____________]	[____________]
87.	[____________]	[____________]
88.	[____________]	[____________]
89.	[____________]	[____________]
90.	[____________]	[____________]

A-1

Schedule to Exhibit 10.29

          On April 12, 2006, the Company entered into six warrant transactions. On April 13, 2006, the Company entered into six amendments to those warrant transactions. A confirmation was produced for each transaction. Each confirmation is substantially identical to the form of warrant amendment confirmation appearing herein as Exhibit 10.29 (the “Form of Warrant Amendment Confirmation”). However, the six actual confirmations differ from the Form of Warrant Amendment Confirmation as follows:

Issuer:	Deutsche Bank	Deutsche Bank	UBS AG	Merrill Lynch	Merrill Lynch	Goldman Sachs

On Page 1, in the first paragraph, the following names replace the blank before the phrase “Dealer.”	Deutsche Bank AG acting through its London Branch (“Dealer”), with Deutsche Bank AG, New York Branch acting as its agent,	Deutsche Bank AG acting through its London Branch (“Dealer”), with Deutsche Bank AG, New York Branch acting as its agent,	UBS AG acting through its London Branch (“Dealer”), represented by UBS Securities LLC as its agent,	Merrill Lynch International (“Dealer”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as its agent	Merrill Lynch International (“Dealer”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as its agent	Goldman, Sachs & Co. (“Dealer”)

On Page 1, the following numbers replace the blank space following the phrase “Internal or Transaction Reference Number”	104926	104928	1805700	0683241	0683243	FDB1620971448

On Page 1, in the first Section 2 (a), the following amounts replace the blank that appears opposite the heading “Premium.”	USD[**]	USD[**]	USD[**]	USD[**]	USD[**]	USD[**]

On Page 1, in the second Section 2 (a), the following	[**]	[**]	[**]	[**]	[**]	[**]

amounts replace the blank that appears opposite the heading “Capped Amount.”

On page 2 the following information replaces the blank space following the word “Dealer:”	DEUTSCHE BANK AG LONDON and DEUTSCHE BANK AG NEW YORK as agent	DEUTSCHE BANK AG LONDON and DEUTSCHE BANK AG NEW YORK as agent	UBS AG, LONDON BRANCH and UBS SECURITIES LLC, as agent	MERRILL LYNCH INTERNATIONAL and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as agent	MERRILL LYNCH INTERNATIONAL and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as agent	GOLDMAN, SACHS & CO.

In the table on Annex A the following amounts replace each and every blank in the column entitled “Number of Warrants.”	[**]	[**]	[**]	[**]	[**]	[**]

In the table on Annex A the following dates replace the blanks in the column entitled “Expiration Date.”	Expiration Date	Expiration Date	Expiration Date	Expiration Date	Expiration Date	Expiration Date
	07/25/11	07/24/13	07/25/11	07/25/11	07/24/13	07/24/13
	07/26/11	07/25/13	07/26/11	07/26/11	07/25/13	07/25/13
	07/27/11	07/26/13	07/27/11	07/27/11	07/26/13	07/26/13
	07/28/11	07/29/13	07/28/11	07/28/11	07/29/13	07/29/13
	07/29/11	07/30/13	07/29/11	07/29/11	07/30/13	07/30/13
	08/01/11	07/31/13	08/01/11	08/01/11	07/31/13	07/31/13
	08/02/11	08/01/13	08/02/11	08/02/11	08/01/13	08/01/13
	08/03/11	08/02/13	08/03/11	08/03/11	08/02/13	08/02/13
	08/04/11	08/05/13	08/04/11	08/04/11	08/05/13	08/05/13
	08/05/11	08/06/13	08/05/11	08/05/11	08/06/13	08/06/13
	08/08/11	08/07/13	08/08/11	08/08/11	08/07/13	08/07/13
	08/09/11	08/08/13	08/09/11	08/09/11	08/08/13	08/08/13

08/10/11	08/09/13	08/10/11	08/10/11	08/09/13	08/09/13
08/11/11	08/12/13	08/11/11	08/11/11	08/12/13	08/12/13
08/12/11	08/13/13	08/12/11	08/12/11	08/13/13	08/13/13
08/15/11	08/14/13	08/15/11	08/15/11	08/14/13	08/14/13
08/16/11	08/15/13	08/16/11	08/16/11	08/15/13	08/15/13
08/17/11	08/16/13	08/17/11	08/17/11	08/16/13	08/16/13
08/18/11	08/19/13	08/18/11	08/18/11	08/19/13	08/19/13
08/19/11	08/20/13	08/19/11	08/19/11	08/20/13	08/20/13
08/22/11	08/21/13	08/22/11	08/22/11	08/21/13	08/21/13
08/23/11	08/22/13	08/23/11	08/23/11	08/22/13	08/22/13
08/24/11	08/23/13	08/24/11	08/24/11	08/23/13	08/23/13
08/25/11	08/26/13	08/25/11	08/25/11	08/26/13	08/26/13
08/26/11	08/27/13	08/26/11	08/26/11	08/27/13	08/27/13
08/29/11	08/28/13	08/29/11	08/29/11	08/28/13	08/28/13
08/30/11	08/29/13	08/30/11	08/30/11	08/29/13	08/29/13
08/31/11	08/30/13	08/31/11	08/31/11	08/30/13	08/30/13
09/01/11	09/03/13	09/01/11	09/01/11	09/03/13	09/03/13
09/02/11	09/04/13	09/02/11	09/02/11	09/04/13	09/04/13
09/06/11	09/05/13	09/06/11	09/06/11	09/05/13	09/05/13
09/07/11	09/06/13	09/07/11	09/07/11	09/06/13	09/06/13
09/08/11	09/09/13	09/08/11	09/08/11	09/09/13	09/09/13
09/09/11	09/10/13	09/09/11	09/09/11	09/10/13	09/10/13
09/12/11	09/11/13	09/12/11	09/12/11	09/11/13	09/11/13
09/13/11	09/12/13	09/13/11	09/13/11	09/12/13	09/12/13
09/14/11	09/13/13	09/14/11	09/14/11	09/13/13	09/13/13
09/15/11	09/16/13	09/15/11	09/15/11	09/16/13	09/16/13
09/16/11	09/17/13	09/16/11	09/16/11	09/17/13	09/17/13
09/19/11	09/18/13	09/19/11	09/19/11	09/18/13	09/18/13
09/20/11	09/19/13	09/20/11	09/20/11	09/19/13	09/19/13
09/21/11	09/20/13	09/21/11	09/21/11	09/20/13	09/20/13
09/22/11	09/23/13	09/22/11	09/22/11	09/23/13	09/23/13
09/23/11	09/24/13	09/23/11	09/23/11	09/24/13	09/24/13
09/26/11	09/25/13	09/26/11	09/26/11	09/25/13	09/25/13
09/27/11	09/26/13	09/27/11	09/27/11	09/26/13	09/26/13
09/28/11	09/27/13	09/28/11	09/28/11	09/27/13	09/27/13
09/29/11	09/30/13	09/29/11	09/29/11	09/30/13	09/30/13
09/30/11	10/01/13	09/30/11	09/30/11	10/01/13	10/01/13
10/03/11	10/02/13	10/03/11	10/03/11	10/02/13	10/02/13

10/04/11	10/03/13	10/04/11	10/04/11	10/03/13	10/03/13
10/05/11	10/04/13	10/05/11	10/05/11	10/04/13	10/04/13
10/06/11	10/07/13	10/06/11	10/06/11	10/07/13	10/07/13
10/07/11	10/08/13	10/07/11	10/07/11	10/08/13	10/08/13
10/10/11	10/09/13	10/10/11	10/10/11	10/09/13	10/09/13
10/11/11	10/10/13	10/11/11	10/11/11	10/10/13	10/10/13
10/12/11	10/11/13	10/12/11	10/12/11	10/11/13	10/11/13
10/13/11	10/14/13	10/13/11	10/13/11	10/14/13	10/14/13
10/14/11	10/15/13	10/14/11	10/14/11	10/15/13	10/15/13
10/17/11	10/16/13	10/17/11	10/17/11	10/16/13	10/16/13
10/18/11	10/17/13	10/18/11	10/18/11	10/17/13	10/17/13
10/19/11	10/18/13	10/19/11	10/19/11	10/18/13	10/18/13
10/20/11	10/21/13	10/20/11	10/20/11	10/21/13	10/21/13
10/21/11	10/22/13	10/21/11	10/21/11	10/22/13	10/22/13
10/24/11	10/23/13	10/24/11	10/24/11	10/23/13	10/23/13
10/25/11	10/24/13	10/25/11	10/25/11	10/24/13	10/24/13
10/26/11	10/25/13	10/26/11	10/26/11	10/25/13	10/25/13
10/27/11	10/28/13	10/27/11	10/27/11	10/28/13	10/28/13
10/28/11	10/29/13	10/28/11	10/28/11	10/29/13	10/29/13
10/31/11	10/30/13	10/31/11	10/31/11	10/30/13	10/30/13
11/01/11	10/31/13	11/01/11	11/01/11	10/31/13	10/31/13
11/02/11	11/01/13	11/02/11	11/02/11	11/01/13	11/01/13
11/03/11	11/04/13	11/03/11	11/03/11	11/04/13	11/04/13
11/04/11	11/05/13	11/04/11	11/04/11	11/05/13	11/05/13
11/07/11	11/06/13	11/07/11	11/07/11	11/06/13	11/06/13
11/08/11	11/07/13	11/08/11	11/08/11	11/07/13	11/07/13
11/09/11	11/08/13	11/09/11	11/09/11	11/08/13	11/08/13
11/10/11	11/11/13	11/10/11	11/10/11	11/11/13	11/11/13
11/11/11	11/12/13	11/11/11	11/11/11	11/12/13	11/12/13
11/14/11	11/13/13	11/14/11	11/14/11	11/13/13	11/13/13
11/15/11	11/14/13	11/15/11	11/15/11	11/14/13	11/14/13
11/16/11	11/15/13	11/16/11	11/16/11	11/15/13	11/15/13
11/17/11	11/18/13	11/17/11	11/17/11	11/18/13	11/18/13
11/18/11	11/19/13	11/18/11	11/18/11	11/19/13	11/19/13
11/21/11	11/20/13	11/21/11	11/21/11	11/20/13	11/20/13
11/22/11	11/21/13	11/22/11	11/22/11	11/21/13	11/21/13
11/23/11	11/22/13	11/23/11	11/23/11	11/22/13	11/22/13
11/28/11	11/25/13	11/28/11	11/25/11	11/25/13	11/25/13
11/29/11	11/26/13	11/29/11	11/28/11	11/26/13	11/26/13
11/30/11	11/27/13	11/30/11	11/29/11	11/27/13	11/27/13